UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 2, 2011

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(e)    On June 2, 2011, the stockholders of PAETEC Holding Corp. (the “Company”), voting at the Company’s 2011 annual meeting of stockholders, approved the PAETEC Holding Corp. 2011 Omnibus Incentive Plan (the “2011 Omnibus Incentive Plan”), which became effective on June 2, 2011 upon the receipt of such stockholder approval. The 2011 Omnibus Incentive Plan contains the following provisions concerning the plan’s term, eligible participants, types of awards and shares of common stock available for issuance.

The 2011 Omnibus Incentive Plan will terminate automatically ten years after its effective date unless it is earlier terminated by the Company’s Board of Directors.

Awards may be granted under the 2011 Omnibus Incentive Plan to individuals who are:

•	employees, officers and directors of the Company or any of its subsidiaries or other affiliates; and

•	consultants and advisers to the Company of any of its subsidiaries or other affiliates who provide services to any of those entities.

The following types of awards may be made under the 2011 Omnibus Incentive Plan, subject to the limitations set forth in the plan:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	restricted stock;

•	deferred stock units, also referred to as “restricted stock units”;

•	performance shares or other performance-based awards;

•	dividend equivalent rights;

•	stock appreciation rights;

•	other equity-based awards, including unrestricted stock; and

•	cash awards.

Subject to the adjustments provided for in the 2011 Omnibus Incentive Plan, the maximum number of shares of the Company’s common stock that will be available for issuance under the plan will be equal to:

•	12,000,000 shares, plus

•	the number of shares available for future awards under the Company’s 2007 Omnibus Incentive Plan as of the effective date of the 2011 Omnibus Incentive Plan, plus

•

the number of shares related to awards outstanding under the 2007 Omnibus Incentive Plan as of the effective date of the 2011 Omnibus Incentive Plan which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

The foregoing description of certain terms of the 2011 Omnibus Incentive Plan is not complete and is subject to, and qualified in all respects by, reference to the text of the 2011 Omnibus Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A description of the material terms of the 2011 Omnibus Incentive Plan is set forth in Proposal 3, under the heading “Approval of the PAETEC Holding Corp. 2011 Omnibus Incentive Plan,” in the Company’s definitive proxy statement on Schedule 14A for the 2011 annual meeting of stockholders filed with the Securities and Exchange Commission on April 20, 2011.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits. The Company herewith files the following exhibit:

Exhibit No.	Description of Exhibit

10.1	PAETEC Holding Corp. 2011 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: June 3, 2011	/s/ Mary K. O’Connell
Mary K. O’Connell
Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	PAETEC Holding Corp. 2011 Omnibus Incentive Plan.